Exhibit 10.96



                                                                  EXECUTION COPY

                       FIRST AMENDMENT TO GUARANTY OF AGRO
                             POWER DEVELOPMENT, INC.
                          [Regarding EcoScience Merger]


     This First Amendment to Guaranty of Agro Power Development, Inc. (this "Amendment") is entered into on September ___, 1998 by and between:

Agro Power Development, Inc., a New York corporation, with an address at 10 Alvin Court, East Brunswick, New Jersey 08816 ("Guarantor"); and

The Lender Group, as defined in the Guaranty.

                                 R E C I T A L S

     A. The Guarantor entered into a certain Guaranty of Agro Power Development, Inc. dated June 24, 1997 (as amended to date the "Guaranty") in connection with certain financing provided by the Lender Group to Village Farms International Finance Association (the "Borrower"); and,

     B. The Guarantor desires to merge with Agro Acquisition Corp., an affiliate of EcoScience Corporation, pursuant to a certain Agreement and Plan of Merger (the "Merger Agreement") dated as of April 28, 1998 and amended and restated as of July 31, 1998 (the "Merger"), with the name of the survivor being changed to Agro Power Development, Inc.; and,

     C. The parties desire to amend and modify the Guaranty as provided herein for the purpose, among other things, of permitting the transactions described above.

                               A G R E E M E N T S

     NOW, THEREFORE, for value received, and intending to be legally bound herein, Guarantor covenants and agrees with the Lender Group as follows:

     1.  Definitions.   Except  as  otherwise  expressly  provided  herein,  all
capitalized terms used herein and defined in the Guaranty shall have the meaning ascribed to such term under the Guaranty.

     2. Preamble. Upon and after the consummation of the Merger, the reference, in the preamble, to "Agro Power Development, Inc., a New York corporation" shall be amended and restated in its entirety to read, "Agro Power Development, Inc., a Delaware corporation."

     3. Definition Amendments.

     (A) Section 1.35 Owner Group. Upon and after the consummation of the Merger, the definition of "Owner Group" set forth in Section 1.35 shall be amended and restated in its entirety as follows:

     1.35 Owner Group: EcoScience Corporation.

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     4. Other Amendments.

     (A) Section 8.3 Maintenance of Existence and Qualification. The first sentence of Section 8.3 of the Guaranty is hereby amended and restated in its entirety as follows:

     Upon and after the consummation of the Merger, the Guarantor shall maintain its corporate existence in good standing under the laws of Delaware.

     (B) Section 9.1 Borrowings. Section 9.1 of the Guaranty is hereby amended by deleting the period at the end of the Section and by adding the following text at the end of the Section:

     and (vii) the indebtedness owed to Cogentrix Energy, Inc. ("CEI") pursuant to the loan, in the original principal amount of $643,197.16, made by CEI to Guarantor pursuant to the Promissory Note dated March 7, 1997 executed by the Guarantor for the benefit of CEI ("CEI Loan").

     5. Loans, Advances or Investments.

     (A) Section 9.7(e) is hereby amended and restated in its entirety as follows:

     (e) investments in APD Subsidiaries, as defined in the Credit Agreement (Line of Credit Facility).

     6. Exhibits 1.35 Owner Group. Upon and after the consummation of the Merger, Exhibit 1.35 shall be deleted in its entirety.

     7. Effective Date. This Amendment, and the amendments to the Guaranty of Agro Power Development, Inc. contained herein shall be effective only upon the consummation of the Merger pursuant to the terms of the Merger Agreement by the filing of the applicable certificate of merger with the Secretary of State of Delaware.

     8. Continuance of Guaranty. Except as otherwise expressly provided herein, the Guaranty shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.

                                Agro Power Development, Inc.


                                BY:  _____________________________________
                                     J. Kevin Cobb, Sr.  VP. & CFO


                                CoBank,  ACB, as Construction Agent,
                                Term Agent, Line of Credit Agent and
                                sole member of the Lender Group


                                BY:  _____________________________________
                                     Name:
                                     Title:


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